FOR IMMEDIATE RELEASE

SAEXPLORATION ANNOUNCES Q3 2013 EARNINGS RELEASE AND CONFERENCE CALL

CALGARY, AB – November 6, 2013 - SAExploration Holdings, Inc. (NASDAQ: SAEX, OTCBB: SAEXW) (“SAE” or the “Company”) today announced plans to release its financial results for the third quarter ended September 30, 2013 on Wednesday, November 13, 2013 after close of trading. SAE has scheduled a conference call for Thursday, November 14, 2013 at 10:00 AM ET to discuss these results and other related matters.

SAExploration Holdings, Inc. Q3 2013 Earnings Call

Date: Thursday, November 14, 2013

Time: 10:00 AM ET

Phone: (877) 423-9820 (Domestic) or (201) 493-6749 (International)

The conference call will also be broadcast live on the Investors section of SAE’s website at www.saexploration.com. To listen to the live call via the Company’s website, please go to the website at least 15 minutes early to register, download and install any necessary audio software. If you are unable to listen live, the conference call will be archived on the Company’s website for approximately 90 days.

About SAExploration Holdings, Inc.

SAE is a holding company of various subsidiaries which cumulatively form a geographically diversified logistics and seismic data acquisition company. SAE provides a full range of 2D, 3D and 4D seismic data services to its clients, including surveying, program design, logistical support, data acquisition, processing, camp services, catering, environmental assessment and community relations. SAE services its multinational client base from offices in Canada, Alaska, Peru, Colombia, Bolivia, Papua New Guinea, New Zealand and Brazil. SAE’s website is www.saexploration.com.

The information in SAE’s website is not, and shall not be deemed to be, a part of this notice or incorporated in filings SAE makes with the Securities and Exchange Commission.

Forward Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the federal securities laws. These statements can be identified by the use of words or phrases such as "believes," "estimates," "expects," "intends," "anticipates," "projects," "plans to," “will,” “should” and variations of these words or similar words. These forward-looking statements may include statements regarding SAE’s financial condition, results of operations and business and SAE’s expectations or beliefs concerning future periods. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated in this release. These risks and uncertainties include fluctuations in the levels of exploration and development activity in the oil and gas industry, intense industry competition, a limited number of customers, the need to manage rapid growth, delays, reductions or cancellations of service contracts, operational disruptions due to seasonality, weather and other external factors, crew productivity, the availability of capital resources, substantial international business exposing SAE to currency fluctuations and global factors including economic, political and military uncertainties, the need to comply with diverse and complex laws and regulations, and other risks incorporated by reference to SAE’s filings with the Securities and Exchange Commission. Certain risks and uncertainties related to SAE’s business are or will be described in greater detail in SAE’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Except as required by applicable law, SAE is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Safety. Acquisition. Experience	saexploration.com

Contacts

SAExploration Holdings, Inc.

Ryan Abney

Vice President, Capital Markets & Investor Relations

(832) 606-4117

rabney@saexploration.com

The Equity Group Inc.

Devin Sullivan

Senior Vice President

(212) 836-9608

dsullivan@equityny.com

Safety. Acquisition. Experience	saexploration.com